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                                  EXHIBIT 10(b)

         WRITTEN CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


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                      [LETTERHEAD OF DELOITTE & TOUCHE LLP]

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of ML of New York Variable Annuity Separate Account A on Form N-4 of our reports on (i) ML Life Insurance Company of New York dated February 28, 2000, and (ii) ML of New York Variable Annuity Separate Account A dated February 14, 2000, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

New York, New York
April 14, 2000